Exhibit 99.1

TOMPKINS [GRAPHIC OMITTED]
  TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, April 26, 2006

Tompkins Trustco, Inc. reports first quarter earnings

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported earnings for the first quarter of 2006 of $6.4 million unchanged from the same period in 2005. Diluted earnings per share(1) were $0.63 for the quarter compared to $0.64 for the same period in 2005. Chairman and CEO, James J. Byrnes commented, "The current flat yield curve environment made the first quarter more challenging. Growth in loans and deposits helped offset the effects of a declining net interest margin, as did growth in fee income, which benefited from the recent acquisition of AM&M Financial Services."

Net interest income of $18.7 million in the first quarter of 2006 increased 1.6% from $18.4 million for the same period in 2005. Net interest margin declined from 4.18% in the first quarter of 2005 to 4.02% in the first quarter of 2006. The negative effects of the decline in margin were offset by 6.8% growth in average loans and 6.0% growth in average deposits, over the first quarter of 2005.


---------------------
(1) Per share data included in this press release have been retroactively adjusted to reflect a 10% stock dividend approved on April 25, 2006 and payable on May 15, 2006, to shareholders of record on May 3, 2006.

Asset quality improved during the period. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $3.9 million at March 31, 2006, compared to $6.6 million a year ago. As a percentage of total assets, the level of nonperforming assets declined from 0.33% at March 31, 2005, to 0.18% at March 31, 2006.

Core deposits, defined as total deposits less time deposits of $100,000 or more, brokered time deposits, and municipal money market deposits, continue to be the primary funding source for growth in earnings assets, representing 63.5% of total liabilities. Core deposits increased $42.3 million or 3.6% from March 31, 2005 to $1.2 billion at March 31, 2006. Growth in noninterest bearing deposits was particularly strong over the period, increasing 13.9% to $342.7 million as of March 31, 2006.

The Company also uses wholesale funding such as borrowings and securities sold under agreements to repurchase, to support asset growth. At March 31, 2006, these wholesale funding sources amounted to $220.2 million, an increase of 5.6% from $208.5 million a year earlier.

The Company completed the acquisition of AM&M Financial Services, Inc. during the quarter, which had an impact on noninterest income and noninterest expense. AM&M is a fee-based financial planning company headquartered in Pittsford, New York. AM&M provides financial products and services to clients through three operating companies: (1) AM&M Planners, Inc., which provides fee based financial planning and wealth management services for corporate executives, small business owners, and high net worth individuals; (2) Ensemble Financial Services, Inc., an independent Broker/Dealer and leading outsourcing company for financial planners and investment advisors; and (3) Ensemble Risk Solutions, Inc., which creates customized risk management plans using life, disability and long-term care insurance products.

Noninterest income for the first quarter of 2006 was $8.9 million, up 31.1% from the same period in 2005. Insurance commissions and fees were $2.2 million in the first quarter of 2006, up 18.9% from the $1.9 million reported for the same period in 2005. Investment services income was $2.7 million in the first quarter of 2006, up 98.6% from the $1.4 million reported in 2005. AM&M contributed approximately $1.5 million to noninterest income during the quarter. Service charges on deposit accounts in the first quarter of 2006 were up 3.3% when compared to the prior year at approximately $1.8 million. Mr. Byrnes noted, "Growth in our fee income businesses takes on greater importance in the current interest rate environment, which continues to put pressure on our net interest margin."

Noninterest expenses were $17.9 million for the first quarter, up 17.7% from the same period in 2005. Approximately $1.3 million of the $2.7 million increase over the prior year is attributable to the addition of AM&M. Additionally, compensation costs increased by $150,000 due to the expensing of stock options required by the Company's adoption of Statement of Financial Accounting Standard No. 123 (revised 2004) on January 1, 2006. Costs associated with certain strategic initiatives also contributed to higher costs in 2006, including: the March 2006 opening of our Southeast Office of Mahopac National Bank (our fifth full-service office in Putnam County); Tompkins Insurance Agencies' acquisition of the Farrell-Messler Agency in Trumansburg, New York, in March 2006; and recent expansion of retail brokerage services.

Byrnes commented, "Expansion of banking and other related financial services continue to be important elements of our corporate strategy and first quarter activities reflected significant progress in this regard. We are also pleased to announce Tompkins Insurance Agencies' acquisition of certain assets of Potter Enterprises of WNY, Inc., an insurance agency in Western New York, effective April 1, 2006."

Tompkins Trustco, Inc. operates 35 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. The Company also offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Consolidated Statements of Condition (Unaudited)

                                                                                                             As of          As of
(in thousands except share and per share data)                                                           3/31/2006     12/31/2005
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and non-interest bearing balances due from banks                                                  $    54,165    $    62,436
Interest bearing balances due from banks                                                                     2,338            861
Federal funds sold                                                                                               0          2,500
Available-for-sale securities, at fair value                                                               617,581        576,242
Held-to-maturity securities, fair value of $82,761 at March 31, 2006,
      and $82,768 at December 31, 2005                                                                      82,618         82,658
Loans and leases, net of unearned income and deferred costs and fees                                     1,259,411      1,271,349
Less reserve for loan/lease losses                                                                          13,803         13,677
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Net Loans/Leases      1,245,608      1,257,672

Bank premises and equipment, net                                                                            37,575         36,938
Corporate owned life insurance                                                                              27,479         27,169
Goodwill                                                                                                    16,704         12,286
Intangible assets                                                                                            3,146          2,160
Accrued interest and other assets                                                                           45,483         45,948
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Total Assets    $ 2,132,697    $ 2,106,870

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES,
     AND SHAREHOLDERS' EQUITY
Deposits:
  Interest-bearing:
      Checking, savings, and money market                                                              $   703,925    $   688,521
      Time                                                                                                 656,664        634,607
  Noninterest-bearing                                                                                      342,697        359,882
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total Deposits      1,703,286      1,683,010

Securities sold under agreements to repurchase                                                             154,023        152,651
Other borrowings                                                                                            66,160         63,673
Other liabilities                                                                                           22,921         24,863
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total Liabilities      1,946,390      1,924,197
---------------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                               1,485          1,452

Shareholders' equity:
  Common stock - par value $0.10 per share:  Authorized 15,000,000 shares;
       Issued 9,062,915 shares at March 31, 2006, and 8,999,587 shares at December 31, 2005                    906            900
  Surplus                                                                                                  120,393        118,663
  Undivided profits                                                                                         72,911         69,228
  Accumulated other comprehensive loss                                                                      (8,062)        (6,308)
  Treasury stock at cost:  54,609 shares at March 31, 2006, and 53,483 shares at December 31, 2005          (1,326)        (1,262)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Shareholders' Equity    $   184,822    $   181,221
---------------------------------------------------------------------------------------------------------------------------------
                                 Total Liabilities, Minority Interest in Consolidated Subsidiaries,
                                                                           and Shareholders' Equity    $ 2,132,697    $ 2,106,870
=================================================================================================================================

Consolidated Statements of Income (Unaudited)
(in thousands except per share data)                                                      Three months ended
                                                                                       -----------------------
                                                                                       03/31/2006   03/31/2005
                                                                                       ----------   ----------
INTEREST AND DIVIDEND INCOME
Loans                                                                                  $   21,625   $   18,659
Interest on balances due from banks                                                            57           42
Federal funds sold                                                                              5           10
Available-for-sale securities                                                               6,614        5,710
Held-to-maturity securities                                                                   721          544
--------------------------------------------------------------------------------------------------------------
                                                  Total Interest and Dividend Income       29,022       24,965
--------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                                      2,944        1,199
     Other deposits                                                                         5,349        3,550
Federal funds purchased and securities sold under
    agreements to repurchase                                                                1,311        1,064
Other borrowings                                                                              699          729
--------------------------------------------------------------------------------------------------------------
                                                              Total Interest Expense       10,303        6,542
--------------------------------------------------------------------------------------------------------------
                                                                 Net Interest Income       18,719       18,423
--------------------------------------------------------------------------------------------------------------
                                              Less:  Provision for loan/lease losses          459          452
--------------------------------------------------------------------------------------------------------------
                           Net Interest Income After Provision for Loan/Lease Losses       18,260       17,971
--------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Investment services income                                                                  2,746        1,383
Insurance commissions and fees                                                              2,204        1,854
Service charges on deposit accounts                                                         1,910        1,849
Card services income                                                                          690          603
Other service charges                                                                         609          629
Increase in cash surrender value of corporate owned life insurance                            306          253
Gains on sales of loans                                                                        34           42
Other income                                                                                  396          166
Net realized gain on available-for-sale securities                                              0            6
--------------------------------------------------------------------------------------------------------------
                                                            Total Noninterest Income        8,895        6,785
--------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                                            8,277        6,806
Pension and other employee benefits                                                         2,346        2,024
Net occupancy expense of bank premises                                                      1,177        1,045
Furniture and fixture expense                                                                 942          904
Marketing expense                                                                             549          547
Professional fees                                                                             363          325
Software licenses and maintenance                                                             430          433
Cardholder expense                                                                            351          325
Amortization of intangible assets                                                             176          161
Other operating expense                                                                     3,300        2,648
--------------------------------------------------------------------------------------------------------------
                                                          Total Noninterest Expenses       17,911       15,218
--------------------------------------------------------------------------------------------------------------
                                       Income Before Income Tax Expense and Minority
                                               Interest in Consolidated Subsidiaries        9,244        9,538
--------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                                 33           33
                                                                  Income Tax Expense        2,814        3,092
--------------------------------------------------------------------------------------------------------------
                                                                          Net Income   $    6,397   $    6,413
--------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                                               $     0.64   $     0.65
Diluted Earnings Per Share                                                             $     0.63   $     0.64
--------------------------------------------------------------------------------------------------------------

Per share data has been retroactively adjusted to reflect a 10% stock dividend declared on April 25, 2006.

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                   ---------------------------------------------------------------------------------
(In thousands, except per share data)                                           Quarter-Ended                             Year-Ended
                                                   ---------------------------------------------------------------------------------
                                                        Mar-06        Dec-05       Sept-05        Jun-05        Mar-05        Dec-05
                                                   ---------------------------------------------------------------------------------
Period End Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------
Securities                                         $   700,199   $   658,900   $   664,158   $   667,089   $   665,695   $   658,900
------------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
------------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,259,411     1,271,349     1,247,890     1,222,801     1,193,530     1,271,349
------------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           13,803        13,677        13,384        12,985        12,920        13,677
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,132,697     2,106,870     2,080,743     2,042,404     2,005,700     2,106,870
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,703,286     1,683,010     1,621,962     1,590,092     1,606,200     1,683,010
------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      154,023       152,651       168,837       166,923       141,506       152,651
------------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        66,160        63,673        79,849        84,435        67,019        63,673
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   184,822       181,221       179,752       176,438       169,516       181,221
------------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------
Average earning assets                             $ 1,963,599   $ 1,936,167   $ 1,906,969   $ 1,886,210   $ 1,854,432   $ 1,896,197
------------------------------------------------------------------------------------------------------------------------------------
Average assets                                       2,118,662     2,077,383     2,049,262     2,027,802     1,996,702     2,038,040
------------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                 1,572,373     1,540,015     1,514,008     1,514,026     1,491,678     1,515,062
------------------------------------------------------------------------------------------------------------------------------------
Average equity                                         185,118       178,781       176,862       172,434       171,768       174,986
------------------------------------------------------------------------------------------------------------------------------------

Share data
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          9,940,364     9,863,592     9,852,531     9,846,077     9,848,797     9,852,789
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)       10,078,158    10,009,747    10,000,821     9,975,066    10,015,405    10,000,300
------------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        9,033,236     8,969,908     8,964,075     8,950,710     8,956,468     8,969,908
------------------------------------------------------------------------------------------------------------------------------------
Book value per share                               $     18.60   $     18.37   $     18.23   $     17.92   $     17.21   $     18.37
------------------------------------------------------------------------------------------------------------------------------------


Income Statement
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                $    18,719   $    18,708   $    19,089   $    18,801   $    18,423   $    75,021
------------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            459           829           662           716           452         2,659
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       8,895         8,664         7,707         7,627         6,785        30,783
------------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     17,911        15,961        15,605        15,338        15,218        62,122
------------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              33            32            33            33            33           131
------------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       2,814         3,336         3,386         3,393         3,092        13,207
------------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,397         7,214         7,110         6,948         6,413        27,685
------------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                           $      0.64   $      0.73   $      0.72   $      0.71   $      0.65   $      2.81
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                         $      0.63   $      0.72   $      0.71   $      0.70   $      0.64   $      2.77
------------------------------------------------------------------------------------------------------------------------------------

Asset Quality
------------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                    $       333   $       535   $       264   $       651   $        81   $     1,531
------------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            3,055         4,072         4,203         5,290         6,000         4,072
------------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing           105            12           100           570             6            12
------------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above           50            50             0            50           185            50
------------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     3,210         4,134         4,303         5,910         6,191         4,134
------------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     673           366            96           202           359           366
------------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     3,883         4,500         4,399         6,112         6,550         4,500
------------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  ---------------------------------------------------------------------------------
                                                                             Quarter-Ended                              Year-Ended
                                                  ---------------------------------------------------------------------------------
                                                         Mar-06         Dec-05      Sept-05       Jun-05      Mar-05        Dec-05
                                                  ---------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                         0.11%          0.17%        0.08%        0.22%       0.03%         0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases           0.25%          0.33%        0.34%        0.48%       0.52%         0.33%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                               0.18%          0.21%        0.21%        0.30%       0.33%         0.21%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases                 429.99%        330.84%      311.04%      219.71%     208.69%       330.84%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                  1.10%          1.08%        1.07%        1.06%       1.08%         1.08%
-----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                            8.4%           8.5%         8.4%         8.2%        8.2%          8.5%
-----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                      13.8%          13.7%        13.7%        13.6%       13.6%         13.7%
-----------------------------------------------------------------------------------------------------------------------------------

Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                                1.22%          1.38%        1.38%        1.37%       1.30%         1.36%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                               14.02%         16.01%       15.95%       16.16%      15.14%        15.82%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                                4.02%          3.99%        4.12%        4.15%       4.18%         4.11%
-----------------------------------------------------------------------------------------------------------------------------------
* Quarterly ratios have been annualized


Share and per share data has been retroactively adjusted to reflect a 10% stock dividend declared on April 25, 2006.